EXHIBIT 10

                   AMENDED AND RESTATED JOINT FILING AGREEMENT

         The Joint Filing Agreement dated as of February 6, 2004 among Aspen Capital Partners, LP, Aspen Capital LLC, Aspen Advisors LLC, and Nikos Hecht is hereby amended and restated as follows:

         In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock of First Avenue Networks, Inc., a Delaware corporation, and that this Agreement may be included as an exhibit to such joint filing. This Joint Filing Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 19 day of January, 2005.


ASPEN PARTNERS, SERIES A, a series of
ASPEN CAPITAL PARTNERS, LP

By: ASPEN CAPITAL LLC,
    its general partner


By: /s/ NIKOS HECHT                         /s/ NIKOS HECHT
    ----------------------------------      -----------------------------------
    Name:  Nikos Hecht                      Nikos Hecht
    Title: Managing Member

ASPEN CAPITAL LLC                           TELIGENT, INC.



By: /s/ NIKOS HECHT                         By: /s/ THOMAS A. SCOTT
    ----------------------------------          -------------------------------
    Name:  Nikos Hecht                          Name:  Thomas A. Scott
    Title: Managing Member                      Title: President and CEO

ASPEN ADVISORS LLC



By: /s/ NIKOS HECHT
    ----------------------------------
    Name:  Nikos Hecht
    Title: Managing Member